Fourth Quarter 2005
Investor Presentation

February, 2006

Forward-Looking Statements

This presentation contains forward-looking statements, as defined by Federal securities laws, relating to present or future trends or factors affecting the operations, markets and products of First Security Group, Inc. These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to First Security's most recent documents filed with the Securities and Exchange Commission.

First Security undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

FSGI Corporate Profile

  Headquarters in Chattanooga, Tennessee
  Six years in operation as First Security; founded in Sept,1999 by current management team
  Assets of $1.0 billion
  37 banking offices and 4 leasing offices in Tennessee and north Georgia
  Strategic focus on small to medium-sized owner-managed businesses and consumers

FSGI Market Statistics

  IPO completed on Aug. 15, 2005
  Net proceeds of $44.7 million
  17.6 million shares outstanding
  Listed on Nasdaq NM under FSGI
  Market capitalization of $189 million*
  Institutions hold 20.6% of shares
  Average daily trading volume (3-months) is 23,400 shares

* As of February 17, 2006

Investment Appeals

  Earnings momentum from organic growth and acquisitions
  Sound asset quality
  Excellent core deposit base
  Infrastructure in place to support additional growth
  Experienced management team in all First Security markets

Management Team with Extensive In-Market Experience

Directors and senior management own 12.2% of FSGI*

* Includes FSGI directors, advisory board directors, senior management and regional bank presidents.

Capitalizing on Recent Bank Consolidations within Footprint

Target Dislocated Customers and Hire Their Bankers

Organic Growth Opportunities

Share of deposits for top 10 banks within footprint of FSGI*

*Source: SNL based on June 2005 FDIC call reports

Expansion Along Interstates 75 & 40

  Focus on Mid- & Eastern Tennessee and Northern Georgia
  Opened 2 new branches in 4Q’05 to fill in markets
  Varnell, Georgia
  Cleveland, Tennessee
  Acquire where price and culture fit
  Jackson Bank &Trust (JB&T)

Organized into Five Regional Community Banks

A Focus on Personalized Sales and Service

  Regional bank presidents
  Local decision-making
  Local advisory boards
  Local strategies and identities
  Knowledge of local markets
  Serve small and medium-sized businesses within each market
  Customers get to know their bankers

Future Directions for Expansion

Target Markets I-75 corridor to Atlanta MSA I-40 corridor to Nashville MSA I-24 corridor to Nashville MSA

More Offices Make Banking More Convenient

Improving Efficiencies* As We Expand

* Excludes extraordinary, non-recurring and non-cash items.
** 2 branches were acquired from Colonial BancGroup in 1999
+Does not include 4 leasing offices acquired in 2004

Strong Deposit and Loan Growth

* Core deposits = Transaction accounts + Retail CDs

Portfolio Mix Reflects Market Opportunities

Total loans = $748.7 million at December 31, 2005

Deposits are Low-Cost & Stable

Total Deposits = $861.5 million at Dec. 31, 2005

  72% core deposits
  Avg. cost of deposits is 2.37%
  Brokered CDs fund leasing company

Product and Service Expansion

  Equipment leasing through J&S Leasing, Inc. and Kenesaw Leasing, Inc.
    Acquired in October 2004
    4 offices across Tennessee
  Wealth Management Group – 6 professionals offer private banking, financial planning and trust services
  Recently hired experienced mortgage banker to expand mortgage banking operations

Infrastructure in Place

~Decentralized Sales & Service with Centralized Operations~

  Back office activities centralized at holding company level:
    Accounting
    Credit Administration/Collection & Recoveries
    Human Resources/Training
    Risk Management/Audit, Compliance & Loan Review
    Treasury/ALCO Management
  Data processing & check clearing – Outsourced to Fidelity/ BancLine product
  Investment in technology includes Baker Hill, Intelligent Banking Solutions and SENDERO software
  New headquarters building to be completed 3Q 2006

Strong Controls Ensure Sound Asset Quality

~ We do not sacrifice credit quality for growth ~

  Loan review is centralized at the holding company
  Hired ten experienced staff to oversee credit administration, loan review & risk management
  Implemented commercial and retail underwriting standards, enhanced loan policies and adopted early detection procedures
  Established procedures and developed a comprehensive analysis for loan losses

Asset Quality is Sound & Improving

2005 Results: A Balanced Performance

* Before extraordinary and non-recurring items

** Before extraordinary, non-recurring and non-cash items

Net Income

* Excludes extraordinary and non-recurring items

Earnings Per Share

* Excludes extraordinary and non-recurring items.

Return on Average Assets

* Excludes extraordinary items

** Excludes extraordinary and non-recurring items.

Return on Average Equity

* Excludes extraordinary and non-recurring items.

Net Interest Margin*

* Tax equivalent

Core Efficiency Ratio *

620 Basis Point Improvement Over Past 12 Months

* Excludes extraordinary, non-recurring and non-cash items.

Improved Operating Leverage

How We Compare With Our Peers: Superior Growth

* Median of 10 SE banks closest in asset size to FSGI: SCMF, BTFG, FMFC, GRAN, CBAN, TIBB, SMMF, FNBF, LXBX, YAVY. Most recent 12-months for which data is available.

**Excludes extraordinary and non-recurring items

***Excludes extraordinary, non-recurring and non-cash items

How We Compare With Our Peers: Attractive Valuation

* Median of 10 SE banks closest in asset size to FSGI: SCMF, BTFG, FMFC, GRAN, CBAN, TIBB, SMMF, FNBF, LXBK, YAVY. Most recent 12-months for which data is available.

** Based on closing price on 2/21/06

*** Based on consensus forecast by all covering analysts

Where Are We Going?

  Leverage the existing franchise
  Maintain strong asset quality
  Maintain balance between growth and profitability
  Goals over the next three years include:
    Annual earnings per share growth > 15%
    Efficiency ratio < 60%
    Annual balance sheet growth: 8% -12%
  Align incentives to achieve performance goals
  Position FSGI as one of the preeminent Tennessee franchises

Nasdaq: FSGI